Other operating income	12 Months Ended
Dec. 31, 2023
Other operating income
Other operating income

6Other operating income

The analysis of the Group’s other operating income for the year is as follows:

	2023	2022	2021
	£ 000	£ 000	£ 000
Government grants	2,956	1,415	8,829
R&D tax relief	1,370	4,496	2,388
Other	—	—	135
	4,326	5,911	11,352

Government grants

Government grants relate to amounts receivable from the Aerospace Technology Institute (ATI) relating to the research and development of eVTOL technologies. The grant is made to fund research and development expenditure and is recognized in profit or loss in the period to which the expense it is intended to fund relates.

R&D tax relief

The Company receives R&D tax relief relating to the UK R&D expenditure credit (RDEC), which is reported within Other operating income. The Company also receives UK small and medium-sized enterprise (SME) R&D tax relief, which is reported within Income tax credit - see note 10 for further details.